SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange

Act of 1934

Date of Report: May 16, 2005

ACT Teleconferencing, Inc.

(Exact name of registrant as specified in its charter)

Colorado	0-27560	84-1132665
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

(303) 233-3500

(Registrant’s telephone number)

1526 Cole Boulevard, Suite 300, Golden, Colorado	80401
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 16, 2005, ACT issued a press release regarding its financial results for the first quarter of 2005.

Item 9.01 Financial Statements and Exhibits

The Exhibit Index following the signature page of this Form 8-K report lists the exhibits that are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACT Teleconferencing, Inc.

Date: May 20, 2005	By:	/s/ Gene Warren
Gene Warren
Chief Executive Officer

Exhibit Index

No.	Description
(All exhibits are filed electronically)

99.1	Press release dated May 16, 2005